UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 31, 2005
CALLIDUS SOFTWARE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-50463 (Commission File Number)	77-0438629 (IRS Employer Identification No.)

160 W. Santa Clara Street, Suite 1500 San Jose, CA (Address of Principal Executive Offices)	95113 (Zip Code)
(408) 808-6400
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a -12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     Effective October 31, 2005, Callidus Software Inc. (the “Company”) granted Brian Cabrera, the Company’s Vice President of Operations and General Counsel, a non-qualified stock option to purchase 50,000 shares of the Company’s common stock at an exercise price of $4.49 per share (the closing price of the Company’s common stock on the date of grant) pursuant to the terms of the 2003 Stock Incentive Plan and standard form of option agreement authorized thereunder.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
     10.39. Restated 2003 Stock Incentive Plan and Form of Stock Option Agreement (incorporated by reference herein from Exhibit 10.7.1 to the Company’s Form 10-Q filed with the Commission on November 15, 2004).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLIDUS SOFTWARE INC.
Date: November 4, 2005	By:	/s/ Brian E. Cabrera
		Name:	Brian E. Cabrera
		Title:	Vice President of Operations and General Counsel